UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-1936

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 13, 2022, NCR Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission. This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 of the Original Report to correct Digital Banking and Self-Service Banking segments’ numeric disclosures for the year ended December 31, 2020 and interim periods in 2020 included in Exhibit 99.1 of the Original Report.

Item 2.02.     Results of Operations and Financial Condition.
On April 13, 2022, the Company released additional information regarding the realignment of its reportable segments and certain other historical segment information (unaudited). A copy of the information, as corrected, is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.     Regulation FD Disclosure.
Effective January 1, 2022, the Company realigned its reportable segments to correspond with changes to its operating model, management structure and organizational responsibilities. The reportable segments effective January 1, 2022 include: Payments & Network, Digital Banking, Self-Service Banking, Retail, and Hospitality. Additionally, effective January 1, 2022, the expenses related to corporate functions that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s) are included in Corporate & Other.

For informational purposes only, the Company is providing supplemental unaudited historical financial information under the new segment presentation for the years ended December 31, 2021 and 2020, and for each quarter of the years ended December 31, 2021 and 2020. The Company did not operate under this new segment structure for any of these prior periods and will begin to report results under the new segment structure with its Quarterly Report on Form 10-Q for the three months ended March 31, 2022. This supplemental information, as corrected, which is incorporated by reference herein, is being furnished as Exhibit 99.1 to allow investors an opportunity to review prior period performance on a comparable basis in advance of the Form 10-Q filing.

The information in this report (including Exhibit 99.1, as corrected) is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K/A:

Exhibit No.        Description
99.1    Supplemental unaudited historical financial information for the years ended December 31, 2021 and 2020, and for each quarter of the years ended December 31, 2021 and 2020, recast under new segment presentation (as corrected)
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
Senior Executive Vice President and Chief Financial Officer
Date: April 13, 2022